INCOME ELITESM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE FINANCIAL INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated July 1, 2015

to the

Prospectus dated May 1, 2015

This Rate Sheet Prospectus Supplement (this “supplement”) should be read and retained with the prospectus for the Income EliteSM Variable Annuity. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

We are issuing this supplement to provide the growth percentage and withdrawal percentages that we are currently offering for the Retirement Income Max®. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Income EliteSM Variable Annuity prospectus.

The rates below apply for applications signed between July 1, 2015 and September 30, 2015. The growth percentage and withdrawal percentages may be different than those listed below for applications signed after September 30, 2015. It is also possible for a new Rate Sheet Prospectus Supplement to be filed prior to September 30, 2015, which would supersede this supplement. We are under no obligation to notify you that this Rate Sheet Prospectus Supplement is no longer in effect. Please work with your financial professional or visit www.transamerica.com to confirm the current rates.

GROWTH PERCENTAGE

5.50%

WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Withdrawal Percentage - Single Life Option*	Withdrawal Percentage - Joint Life Option*
0-58	0.00%	0.00%
59-64	4.20%	3.80%
65-79	5.20%	4.80%
≥ 80	6.20%	5.80%

* The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the benefit anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday.

Please note: In order for you to receive the growth percentage and withdrawal percentages reflected above, your application must be signed within the time period disclosed above or earlier if a new Rate Sheet Prospectus Supplement is filed prior to the end of the period discussed above since that new Rate Sheet Prospectus Supplement would supersede this supplement. We must also receive your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Please keep this Rate Sheet Prospectus Supplement for future reference.

INCOME ELITESM VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement Dated July 10, 2015

to the

Prospectus dated May 1, 2015

Effective on or about May 1, 2015, the following investment option is generally available to policies:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
TA American Funds Managed Risk - Balanced – Service Class	Transamerica American Funds Managed Risk VP – Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Please note:

•	The TA American Funds Managed Risk – Balanced – Service Class subaccount has been added as a Designated Investment Option under the Retirement Income Max® Rider for policies issued prior to November 10, 2014.

•	This investment option includes volatility controlled strategy. Generally, the strategy can be expected to reduce your participation in market gains. Volatility controlled investment options may result in lower policy values and lower guaranteed benefits when the amount of those benefits is tied to investment performance. The Company’s requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider.

•	These investment options may vary for certain policies and may not be available for all policies.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Income EliteSM Variable Annuity dated May 1, 2015

TRANSAMERICA INCOME ELITESM VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement Dated July 1, 2015

to the

Prospectus dated May 1, 2015

Effective on or about July 1, 2015, based on changes to the underlying fund portfolios, the following changes apply to the applicable subaccounts:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD PORTFOLIO NAME	NEW PORTFOLIO NAME	OLD SUBADVISOR	NEW SUBADVISOR
TA Aegon Tactical Vanguard ETF – Balanced	TA QS Investors Active Asset Allocation – Moderate	Transamerica Aegon Active Asset Allocation - Moderate VP	Transamerica QS Investors Active Asset Allocation – Moderate VP	Aegon USA Investment Management, LLC	QS Investors, LLC
TA Aegon Tactical Vanguard ETF – Conservative	TA QS Investors Active Asset Allocation – Conservative	Transamerica Aegon Active Asset Allocation – Conservative VP	Transamerica QS Investors Active Asset Allocation – Conservative VP	Aegon USA Investment Management, LLC	QS Investors, LLC
TA Aegon Tactical Vanguard ETF – Growth	TA QS Investors Active Asset Allocation –Moderate Growth	Transamerica Aegon Active Asset Allocation – Moderate Growth VP	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	Aegon USA Investment Management, LLC	QS Investors, LLC
TA Vanguard ETF - Balanced	TA Managed Risk – Balanced ETF	Transamerica Vanguard ETF Portfolio – Balanced VP	Transamerica Managed Risk – Balanced ETF VP	Aegon USA Investment Management, LLC	Milliman Financial Risk Management LLC
TA Vanguard ETF – Conservative	TA Managed Risk – Conservative ETF	Transamerica Vanguard ETF Portfolio – Conservative VP	Transamerica Managed Risk – Conservative ETF VP	Aegon USA Investment Management, LLC	Milliman Financial Risk Management LLC
TA Vanguard ETF - Growth	TA Managed Risk – Growth ETF	Transamerica Vanguard ETF Portfolio – Growth VP	Transamerica Managed Risk – Growth ETF VP	Aegon USA Investment Management, LLC	Milliman Financial Risk Management LLC

All references to the subaccount names, portfolio names and subadvisors in the prospectus are hereby amended as noted above.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Income EliteSM Variable Annuity dated May 1, 2015